CONFIDENTIAL
KEIP & Centurion Plans       Exhibit 10.9
Program Participants Purpose Metrics/Timing*
Target as % of
Ann. Salary Cost
KEIP
Approved 7/23/09
• 8 select VPs • Maximize estate
value
• Rapid emergence
from bankruptcy
• Perform key
restructuring
functions
Milestone 1 (50% of target)
• Measured 10/1/09
• Equal weighting of ending
cash balance
(1)
and EBITDA
Milestone 2 (50% of target +
upside opportunity)
• Later of 4/1/10 or 30 days
after Confirmation of Plan of
Reorganization
• Based on 4/1/10 EBITDA
• Target:  70%
• Max:  100%
- Upside payout
tied to Milestone
2 based on
aggressive
EBITDA target set
with creditors &
court
• ~$2.0M
(at target)
• ~$2.8M
(at max)
Centurion Plan
(Pre- & Post-petition)
Approved 6/29/09
• Pre-Petition:
55 EEs on
current plan
• Post-Petition:
Non-insiders
101 EEs
• Address current
Centurion
participants
• Retain key
employees
• Pre-Petition:
- 100% upon approval
• Post-Petition:
- 33% on 10/1/09
- 66% on 4/1/10
• Pre:    2% - 21%
• Post:  5% - 30%
• ~$1.0M
• ~$2.5M
*In the event of the sale of the company or termination by the company (job elimination or restructuring) prior to the period-ending date, the full award for that period will be pro-rated.
(1) Excludes cash from Samsung settlement and sale of Wireless business.
Japan receipts accounted for per Financial Plan assumptions – accounting changes to be adjusted accordingly.